Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of Greenland Mines Ltd. (formerly Klotho Neurosciences, Inc.) (the “Company”) on Form 10-K/A for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Joseph A. Sinkule, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026	/s/ Joseph A. Sinkule
Joseph A. Sinkule
Chief Executive Officer
(Principal Executive Officer)